Convertible note	6 Months Ended
Jun. 30, 2023
Convertible note
Convertible note

Note 12 – Convertible note

On June 29, 2023, the Company entered into a securities purchase agreement with Streeterville Capital, LLC (“Streeterville”), pursuant to which the Company issued the Investor an unsecured promissory note on June 29, 2023 in the original principal amount of $2,160,000 (the “Note”), convertible into ordinary shares, par value $0.24 per share, of the Company, for $2,000,000 in gross proceeds. The transaction contemplated by the Purchase Agreement closed on June 29, 2023. The Note bears interest at a rate of 7% per annum compounding daily. All outstanding principal and accrued interest on the Note will become due and payable twelve months after the purchase price of the Note is delivered by Purchaser to the Company (the “Purchase Price Date”). The Note includes an original issue discount of $140,000 along with $20,000 for Streeterville’s fees, costs and other transaction expenses incurred in connection with the purchase and sale of the Note. The Company may prepay all or a portion of the Note at any time by paying 105% of the outstanding balance elected for pre-payment. The fair value of the Note was $2,003,000 as of June 30, 2023. For the six months ended June 30, 2023, the Company recognized a loss of change in fair value of convertible note of $3,010.

The Company has elected to recognize the convertible note at fair value and therefore there was no further evaluation of embedded features for bifurcation. The Company engaged third party valuation firm to perform the valuation of convertible note. The fair value of the convertible note is calculated using the Scenario-based Discounted Cash Flows with Monte Carlo Simulation Model (the "Monte Carlo Model”). The major assumptions used in the Monte Carlo Model are as follows:

For six months ended June 30, 2023
Risk-free interest rate	5.419%
Expected life	1 year
Share price	$2.68
Volatility	142%